TABLE OF CONTENTS
                  Lease Summary

ARTICLE I    Description-Term-Rent-Use

ARTICLE II   Covenant to Pay Rent
ARTICLE III  Expenses
ARTICLE IV   Insurance

ARTICLE V Landlord's Right to Perform Tenant's Covenants ARTICLE VI Repairs and Maintenance of Premises -
                  Surrender of Premises - Waste ARTICLE VII Compliance with Law and Insurance Requirements ARTICLE VIII Changes and Alterations by Tenant
ARTICLE IX Damage or Destruction ARTICLE X Condemnation ARTICLE XI Conditions of Work Repairs-Alterations ARTICLE XII Mechanics' Liens ARTICLE XIII Landlord's Right to Enter Premises ARTICLE XIV Assignment and Subletting ARTICLE XV Rights of Mortgagee ARTICLE XVI Indemnification of Landlord-
                  No Representation by Landlord

ARTICLE XVII Default Provisions-Remedies of Landlord
ARTICLE XVIII     Holding Over
ARTICLE XIX  Invalidity of Particular Provisions
ARTICLE XX        Notices

ARTICLE XXI  Quiet Enjoyment
ARTICLE XXII Limitation of Landlord's Liability
ARTICLE XXIII     Estoppel Certificate by Tenant

ARTICLE XXIV Cumulative Remedies-No Waiver-No Oral Change
ARTICLE XXV  Brokerage
ARTICLE XXVI Security Deposit

ARTICLE XXVII     Miscellaneous Provisions

                         Rider
                         Certified Copy of Resolution
                         Rules and Regulations
                         Exhibit A
                         Exhibit A-1

(Rev. 1/91)

THIS INDENTURE, made the 23rd day of February 1993 between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation, having its principal place of business at 1285 Avenue of the Americas, New York, New York 10019 ("the Landlord"), and MRS. FIELD'S COOKIES, a California corporation, having a place of business at 333 Main Street, Park City, Utah 84060 ("the Tenant").

Section 1.1-   Building Location: 321 Lawndale Drive
                                    Salt Lake City, Utah 84115
- Unit #/ Sq. Ft: 9,828 square feet
- Lease Term: Five (5) Years, Zero (0) Months
- Commencement: May 1, 1993
- Expiration: April 30, 1998
- Base Rent: per square foot $ 4.92
per month $ 4,029.48
per annum $ 48,353.76
- Cancellation Terms: After three (3) years with six months written notice, six months rent penalty and the cost of unamortized tenant improvements and commissions.
(see rider for additional provisions)


     Section 1. 2 - Use of Premises: manufacturing and distribution of cookies

Section 3.1       -        Pro rata share of expenses:        2.5%

Section 4.1 - Insurance: $1,000,000 in respect to injury or death to a single person. $2,000,000 in respect to any one occurrence, and, $1,000,000 in respect to property damage.

Section 20.1      -        Property Manager Address:
                           Compass Management & Leasing
                           215 South State Street, Suite 950
                           Salt Lake City, Utah 84111


Section 25.1      -        Brokerage:       COMPASS Management and Leasing, Inc.

Section 26.1      -        Security Deposit:  None

Section 27.11 - Parking Spaces: Tenant has the privilege of using the parking areas to the east And north of 321 Lawndale Drive.

Exhibits 2 and Riders 1, attached hereto become part of this lease, consisting of 3 pages

                                   WITNESSETH:

                                    ARTICLE I
                            Description-Term-Rent-Use

         Section 1.1. The Landlord, in consideration of the rents and agreements hereinafter reserved on the part of the Tenant to be paid and performed, does lease unto the Tenant, and the Tenant does hereby take, subject to the covenants and conditions hereinafter expressed which the Tenant agrees to keep and perform, the space ("the Premises") described on Exhibit A attached hereto in the building located at the place specified on Page One of this Lease Document, (the "Building") with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord may from time to time prescribe) the necessary entrances and appurtenances,

         TOGETHER with all machinery, apparatus, equipment, and fixtures now or hereafter owned by the Landlord and located on the Premises and used exclusively for the operation and maintenance of the Premises (the "Building Equipment").

         SUBJECT, however, to any and all existing ground leases, encumbrances, conditions, covenants, easements, restrictions and rights-of-way, whether or not of record, and other matters of record, if any, and to such matters as may be disclosed by inspection or survey.

         TO HAVE AND TO HOLD the Premises and Building Equipment unto the Tenant, for the term as specified on Page One of this Lease Document (unless this lease shall sooner terminate as hereinafter provided) yielding and paying therefor during the term an annual basic rental, (Said annual basic rental is hereinafter sometimes referred to as the "Basic Rent"), over and above the other and additional payments to be made by the Tenant as specified on Page One of this Lease Document.

Said Basic Rent shall be paid in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease, except that the first month's rent shall be due and payable when this lease is executed. If the term does not commence on the first day of a month, the monthly installment of Basic Rent payable for the period from the commencement of the term of this lease to the last day of the month in which such commencement occurs shall be prorated and paid on the date of such commencement. Interest at the rate of one percent (1%) per month will be charged retroactive to the first day of the month for rents not paid by the tenth (10th) of the calendar month until all monies due are paid.

Section 1.2. The Tenant agrees that it will use and occupy the Premises for the following purposes: sales, storage, distribution, office, production, processing, etc.

Production or Processing Uses are further defined as follows:
 (General Description)
The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation; or generate, treat, store or dispose of hazardous waste, as defined in the Resource Conservation and Recovery Act; or dispose of petroleum or any hazardous substance, as defined in the Comprehensive Environmental Response Compensation and Liability Act; or make or permit any use of the Premises which may be dangerous, noxious or offensive or create or maintain any nuisance in, at or on the Premises; or make or permit any use of the Premises which may invalidate, or increase the premium cost of any policy of insurance carried on the Building and Environs and their operation, or any use which, in Landlord's sole judgment, shall impair the character, reputation or appearance of the Building and Environs.

                                   ARTICLE II
                              Covenant to Pay Rent

         Section 2.1. The Tenant covenants to pay, without notice or demand and without deduction or set-off for any reason whatsoever, the Basic Rent and all other sums to be paid by Tenant as herein provided.

                                   ARTICLE III
                                    Expenses

         Section 3.1. With regard to the expenses of the Landlord for (i) taxes or assessments payable by Landlord upon or with respect to the Building and the land upon which it is located, or any government levies or taxes imposed in lieu thereof, and taxes, water and sewer charges and other governmental charges relating to the maintenance and operation of the Building or any occupancy, use or possession of or activity conducted thereon or on any part thereof (excluding income, franchise, inheritance or capital stock taxes), including Landlord's cost of protesting taxes, and (ii) insurance for fire, rental, public liability, property damage and any other type of insurance which may be carried by Landlord with respect to the Building, or any part thereof, and the land on which it is located, and (iii) any and all other expenses for the operation and maintenance of the Building and land on which it is located including by way of example but without limiting the generality of the foregoing exterior grounds clean-up, landscaping maintenance, snowplowing, ice removal, common area utilities, common area maintenance and management costs, tenant agrees to pay Landlord, as additional rent hereunder, within ten days after written demand therefor pro rata share of all such expenses, such pro rata share to be the percentage shown on page one of this Lease. Late payments are subject to a one percent (1%) per month service charge until all monies are paid.

         Section 3.2. In order to provide for current payments on account of the additional rent which may be payable to Landlord pursuant to clauses
         (i) through (iii) of Section 3.1, the Tenant agrees, at Landlord's request, to make payments on account of said additional rent due for the ensuing twelve (12) months, as estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of the amount of additional rent so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated additional rent. If, as finally determined, the amount of additional rent payable by Tenant pursuant to clauses (i) through (iii) of
Section 3.1 shall be greater than or be less than the aggregate of all installments so paid on account to the Landlord for such twelve (12) month period, then Tenant shall pay to Landlord the amount of such underpayment or the Landlord shall credit Tenant with the amount of any overpayment, to apply against similar payments due for the next succeeding period or, at the end of the lease term, refund any such overpayment to Tenant.

         Section 3.3.  Tenant  agrees to pay, in the same manner as set forth in
Section 3.2, as additional rent, an amount equal to any additional tax levied with respect to improvements made to Premises by Tenant, as the value of such improvements is shown on the assessment records.

         Section 3.4. The obligations of Tenant to pay the additional rent provided for in Section 3.1 shall survive the termination of this lease.

                                   ARTICLE IV
                                    Insurance

         Section 4.1. The Tenant, at the Tenant's sole cost and expense, shall maintain (a) for the mutual benefit of the Landlord and the Tenant, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises or any elevators or escalators therein and on, in or about the adjoining streets and passageways, if any, such insurance to afford protection to the limits of not less than the amounts as specified on Page One of this Lease Document.

        Section 4.2. All policies of insurance shall be in form and substance satisfactory to the Landlord, shall be written with companies satisfactory to the Landlord, in amounts satisfactory to the Landlord, and shall provide that they shall not be cancelable on less than thirty (30) days' notice to the Landlord or holder of any mortgage. Certificates of insurance shall be furnished to the Landlord. Tenant's policies shall name Landlord, its agents, servants and employees as additional insureds.

                                    ARTICLE V
                 Landlord's Right to Perform Tenant's Covenants

         Section 5.1. The Tenant covenants that if the Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the Landlord may, but shall not be obligated to, and without notice or demand and without waiving or releasing the Tenant from any obligation of the Tenant under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. All sums so paid by the Landlord and all expenses in connection therewith, together with interest thereon at the rate of one percent (1%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable to the Landlord on demand.

     ARTICLE VI Repairs and Maintenance of Premises-Surrender of Premises-Waste

         Section 6.1. The Tenant covenants at the Tenant's sole expense to take good care of the Premises and Building Equipment including by way of example but without limiting the generality of the foregoing ceilings, floors, walls, woodwork, paint, doors, glass, plumbing, plumbing fixtures, heating/air conditioning, hot water systems, electrical systems, mechanical systems and equipment, and agrees to keep the same in good order and condition and to make promptly all repairs, replacements or renewals. The Tenant covenants to keep the Premises in a clean and orderly condition and free of debris, merchandise, materials and rubbish. Landlord has the right to maintain the above items and charge back tenant for these expenses.

         Section 6.2. The Tenant covenants that upon termination of this lease for any reason whatsoever the Tenant will surrender to the Landlord the Premises, together with all improvements, alterations, replacements thereto, and the Building Equipment in good order, condition and repair, except for reasonable wear and tear, provided, however, that if Landlord requests Tenant to remove any such improvements, alterations or replacements, the Tenant shall remove same and restore the Premises to their condition prior to the installation thereof. Upon such termination, Tenant shall remove, to Landlord's satisfaction, all petroleum, hazardous wastes and hazardous substances from the Premises (including soil and groundwater) and from any adjacent property upon which any such petroleum, hazardous wastes and hazardous substances generated or disposed of by the Tenant may be located. Only those substances which were placed there or disposed of by the tenant, with the burden of proof residing with the tenant.

         Section 6.3. The Tenant covenants not to do or suffer any waste or damage, disfigurement or injury to the Premises or permit or suffer any overloading of the floors of the Premises.

         Section 6.4. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises.

         Section 6.5. Tenant agrees to store waste, scrap, garbage, etc. in enclosed metal containers with lids and agrees not to permit any motor vehicle to be stored on the Premises. Waste containers are to be stored within the leased portion of the building.

         Section 6.6. Tenant acknowledges that it will be doing business with various business entities which may deliver, or cause to be delivered, various materials to Tenant. Accordingly, Tenant covenants and agrees that it will make all necessary repairs of damages to foundation, roof, overhead doors, jambs, entryways, and exterior walls of the Building within which the Demised Premises is located, which damages were caused or occasioned by the act, omission or negligence of Tenant, Tenant's agents, employees, customers, invitees and suppliers, their agents, employees or delivery services, during delivery or any other pursuance of Tenant's business of any nature whatsoever, within forty-five
(45) days of the occurrence of said damages.

         Section 6.7. Tenant shall be responsible for removal of any stain or deposits of grease, oil, tar, paint, or any other material or storage vessel which may be used in the course of business or stored by Tenant during Tenant's occupancy, and restoration thereof to any part of the Premises, parking lot area assigned to the tenant or other outside area to its original condition.

                                   ARTICLE VII
                 Compliance with Law and Insurance Requirements

         Section 7.1. The Tenant covenants, at the Tenant's sole expense, to comply with all laws and ordinances and requirements of all governmental agencies, legislative bodies and courts of competent jurisdiction, of whatever kind and nature, whether now existing or hereafter enacted, amended or modified (and specifically including, without limiting the generality of the foregoing, any and all such laws, ordinances and requirements as relate to protection of the environment and environmental policy) and the recommendations of any insurer, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises or the sidewalks, curbs, tunnels, bridges or sub-sidewalk space, if any, adjoining the Premises, by reason of the Tenant's use thereof. In the event Tenant does not comply with the recommendations of any insurer, Tenant shall be liable for the payment of any increase on the amount of any insurance premium raised by such non-compliance. If any permitted use hereunder becomes uninsurable, Tenant shall cause such use to become insurable, at Tenant expense, or Landlord may cancel and terminate this lease upon written notice.

         Section 7.2. Tenant agrees not to store any materials, engage in any activity or discharge any matter in the air, sewers or on the property contrary to the laws and ordinances of the Corporate Municipality or Fire Protection District or other governmental bodies having authority or jurisdiction and shall hold Landlord harmless for any cost involved due to Tenant's activity or discharge.

         Section 7.3 The Tenant covenants that it will not use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business; will not cause or maintain any nuisance in, at or on the Premises; and will not use or permit to be used any part of the Premises for the generation, treatment, storage or disposal of hazardous waste, as defined in the Resource Conservation and Recovery Act, or the disposal of petroleum or any hazardous substance, as defined in the Comprehensive Environmental Response Compensation and Liability Act.

Section 7.4 Tenant agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any persons, firms, corporations, or governmental entities arising from the conduct or management of, or from any work or thing whatsoever done in or about, the Premises during the term of this Lease, arising or resulting from Tenant's violation of any of the covenants, terms, conditions or agreements contained herein.

         Section 7.5 Tenant covenants to deliver to the Landlord, (a) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations upon the Premises; and (b) copies of any document submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises.

                                  ARTICLE VIII
                        Changes and Alterations by Tenant

         Section 8.1. The Tenant shall not make any changes or alterations, structural or otherwise, to the Premises without the Landlord's prior written consent.

        Section 8.2. Subject to the provisions of Section 6.2, all repairs, improvements, changes or alterations, made or installed by the Tenant shall immediately upon completion or installation thereof be and become the property of the Landlord without payment therefor by the Landlord.

                                   ARTICLE IX
                              Damage or Destruction

         Section 9.1. The Tenant covenants and agrees that in case of damage to or destruction of the Premises by fire or other casualty, the Tenant will promptly give written notice thereof to Landlord, and the Landlord, at the Landlord's expense, will repair, and rebuild the same as nearly as possible to the condition the Premises were in immediately prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. Notwithstanding the foregoing, in the event that there is less than twelve (12) months remaining on the lease term, Landlord shall have the option to cancel this lease, unless Tenant exercises any existing renewal options so as to provide for a term in excess of twelve (12) months.

         Section 9.2. Rent shall abate proportionately on such part of the Premises as may have been rendered wholly untenantable until such time as such part shall be fit for occupancy, and after which time the full amount of rent reserved in this lease shall be payable as hereinbefore set forth. The Tenant hereby waives the provisions of any law now or hereafter in effect which would relieve the Tenant from any obligation to pay rent or additional rent under this lease, except to the extent provided by this Section.



        Section 9.3. Anything in Section 9.1 to the contrary notwithstanding, if the Premises or Building shall be substantially damaged or destroyed by fire or otherwise, as determined by Landlord, the Landlord shall have the option of terminating this lease as of the date of such damage or destruction by written notice to Tenant given within thirty (30) days after such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

                                    ARTICLE X
                                  Condemnation

         Section 10.1. If the whole or any part of the Premises shall be taken under the power of eminent domain, or shall be sold by the Landlord under threat of condemnation proceedings, then this lease shall terminate as to the part so taken or sold on the day when Tenant is required to yield possession thereof, and the Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken or sold to useful condition, and the rental hereinbefore specified shall be reduced proportionately as to the portion of the Premises so taken or sold. If the amount of the Premises so taken or sold is such as to impair substantially the usefulness of the Premises for the purposes for which the same are hereby leased, then Tenant shall have the option to terminate this lease as of the date when Tenant is required to yield possession. In any and all events, all compensation awarded or paid for any such taking or sale of the fee and the leasehold, or any part thereof, shall belong to and be the property of the Landlord. Landlord shall notify Tenant of receipt of notice of condemnation.

         Section 10.2. Anything in this Article X to the contrary notwithstanding, if a portion of the Premises shall be taken in any proceeding the Landlord shall have the option of terminating this lease as of the date of vesting of title in the proceeding by written notice to Tenant given within thirty (30) days after such vesting of title, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

                                   ARTICLE XI
                   Conditions of Work for Repairs-Alterations

         Section 11.1. All work for the making of repairs as required by Section 6.1, for complying with laws, ordinances, order, regulations or requirements as required by Section 7.1, and for making changes or alterations as permitted by
Section 8.1, shall be done in all cases subject to the conditions which the Landlord may impose, and shall in all cases be done in a good and workmanlike manner.

                                   ARTICLE XII
                                Mechanics' Liens

     Section 12.1. The Tenant shall not suffer or permit any mechanics' or other liens to be filed against the Building or Premises nor against the

Tenant's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Premises or any part thereof through or under the Tenant. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which the Landlord may deem to be necessary or advisable for the protection of the Landlord and the Building or any part thereof from mechanics' liens. If any such mechanics' lien shall at any time be filed against the Premises, the Tenant shall cause the same to be discharged of record within twenty (20) days after the date of filing or post a bond in the amount of the lien.

If the Tenant shall fail to discharge such mechanics' lien within such period, then, in addition to any other right or remedy of the Landlord, the Landlord may, but shall not be obligated to, procure its discharge by paying the amount claimed to be due, or by deposit in court, or by bonding, and in any such event the Landlord shall be entitled, if the Landlord so elects, to compel the prosecution of an action for the foreclosure of such mechanics' lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid by the Landlord for any of the aforesaid purposes, and all reasonable legal and other expenses of the Landlord, including reasonable counsel fees, with interest thereon at the rate of one percent (1%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable by the Tenant to the Landlord on demand.

                                  ARTICLE XIII
                       Landlord's Right to Enter Premises

        Section 13.1. The Tenant agrees to permit the Landlord and any authorized representatives of the Landlord to enter the Premises at all times during usual business hours or at any other time in case of emergency, to inspect the same and if the Landlord shall desire, but without implying any obligation on the Landlord so to do, to make any repairs deemed necessary or desirable by the Landlord and to perform any work in the Premises deemed necessary by the Landlord to comply with any laws, ordinances, orders, regulations or requirements of any governmental authority or the recommendations of any insurer. During the progress of any such work, the Landlord may keep and store upon the Premises all necessary materials, tools and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to the Tenant.

        Section 13.2. The Tenant agrees to permit the Landlord and any authorized representatives of the Landlord to enter the Premises at all times during usual business hours to exhibit the same for the purpose of sale, mortgage or lease. During the final six (6) months of the term of this lease, or in the case of default, for purposes of lease or sale, the Landlord may display on the Premises, usual "For Sale" or "For Lease" signs.






                                   ARTICLE XIV
                             Assignment & Subletting

         Section 14.1. The Tenant shall not, without the Landlord's prior written consent, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it;
(b) allow any transfer thereof or any lien upon the Tenant's interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one other than the Tenant.

         Section 14.2. Tenant agrees to pay to Landlord, on demand, reasonable fees incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

         Section 14.3. If this lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

         Section 14.4. Notwithstanding anything contained herein to the contrary, in the event that at any time during the term of this lease Tenant desires to sublet all or part of the Premises, Tenant shall notify the Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed subletting and the area so proposed to be sublet and shall give the Landlord the option to sublet from Tenant such space (hereinafter referred to as "Sublet Space") at the same rent and additional rent as Tenant is required to pay the Landlord under this lease for the same space or, at Landlord's option, to terminate the lease with respect to the Sublet Space. If the Sublet Space does not constitute the entire Premises and Landlord exercises its option to terminate this lease with respect to the Sublet Space, then as to that portion of the Premises which is not part of the Sublet Space, this lease shall remain in full force and effect except that the Rent shall be reduced by a fraction, the numerator of which shall be the rentable square feet of the sublet space and the denominator of which shall be the rentable square feet of the Premises. The option to sublet, or to terminate the lease, shall be exercisable by Landlord in writing for a period of thirty (30) days after receipt of the Sublet Notice.

         Section 14.5. In the event Landlord exercises its option to sublease the Sublet Space, the term of the subletting from the Tenant to the Landlord for the Sublet Space shall be the term set forth in the Sublet Notice and shall be on such other terms and conditions as are contained in this lease to the extent applicable.

         Section 14.6. In the event Landlord does not exercise either of its options specified above and Tenant with Landlord's prior written consent completes a sublease with a third party, the subtenant shall be subject to and comply with requirements of this section.


                                   ARTICLE XV
                               Rights of Mortgagee

         Section 15.1. In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this lease, the Tenant shall not exercise any such right (a) until it shall have given written notice, by certified mail, of such act or omission to the holder of any deed of trust or mortgage encumbering the Premises whose name and address shall have been furnished to the Tenant in writing, at the last address so furnished, and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, provided that following the giving of such notice, the Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

         Section 15.2. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter encumbering the Premises, or any part thereof, Tenant shall agree to and shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure, and recognize such purchaser as the Landlord under this lease if so requested by such purchaser.

                                   ARTICLE XVI
           Indemnification of Landlord-No Representations by Landlord

         Section 16.1. The Tenant agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any persons, firms, corporations, or Governmental Entities arising from the conduct or management of, or from any work or thing whatsoever done in or about, the Premises during the term of this lease, and will further indemnify and save the Landlord harmless against and from any and all claims arising during the term of this lease from any condition of the Premises, or any street, curb or sidewalk, if any, adjoining the Premises, or of the passageways or spaces therein or appurtenant thereto, or arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this lease, in or about the Premises, or upon or under the sidewalks and the land adjacent thereto, if any, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against the Landlord by reason of any such claim, the Tenant upon notice from the Landlord covenants to resist or defend such action or proceeding by counsel satisfactory to the Landlord.

Section 16.2. The Tenant covenants and agrees to pay, and to indemnify the Landlord against, all legal costs and charges, including counsel fees, lawfully and reasonably incurred in obtaining possession of the Premises after default by the Tenant or upon expiration or earlier termination of the term of this lease or in enforcing any covenant or agreement of the Tenant herein contained, or in the defense of any suit arising out of the occupancy or operation of the Premises by the Tenant.

         Section 16.3. The Tenant is fully familiar with the physical condition of the Premises and every part thereof. The Landlord has made no representations of whatever nature in connection with the condition of the Premises or any part thereof, and the Landlord shall not be liable for any latent or patent defects therein.

                                  ARTICLE XVII
                     Default Provisions-Remedies of Landlord

Section 17.1. The following events shall be deemed to be events of default by Tenant under this lease:

                  (a) Tenant shall fail to pay any installments of Basic Rent or additional rent when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten
(10) days from the date such payment was due.

                  (b) Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) become insolvent or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, other than the federal Bankruptcy Code, (v) file an answer admitting the material allegations of a petition filed against the Tenant in any reorganization or insolvency proceedings, other than a proceeding commenced pursuant to the federal Bankruptcy Code, or if any order, judgment or decree shall be entered by any court of competent jurisdiction, except for bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (vi) make a transfer in fraud of creditors.

                  (c) Tenant shall abandon or vacate any substantial portion of the Premises.

                  (d) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Section 17.1) and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

                  (e) Tenant shall fail to bond or discharge any lien placed upon the Premises in violation of Section 12.1 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.
         Section 17.2. Upon the occurrence of any of such events of default described in Section 17.1 hereof, Landlord shall have the option to pursue any or all of the following remedies:

                  (a) Landlord may terminate this lease by giving to the Tenant a notice of intention to end the term of this lease specifying a day not earlier than five (5) days thereafter, and upon the giving of such notice the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term, whereupon, Tenant shall immediately surrender the Premises to Landlord, and, if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, additional rent, or other charges, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor. Notwithstanding any terminations of this Lease as a result of Tenant's default, the liability of Tenant for the rent and other charges provided for herein shall not be extinguished for the balance of the term of this Lease, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                  (b) Landlord may enter upon and take possession of the Premises without terminating this lease and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and without terminating this lease or releasing Tenant from its obligations hereunder for the full term hereof.

                  (c) Whether or not this Lease is terminated as a result of Tenant's is default, Landlord may endeavor to relet the Premises for its own account or for the account of Tenant for such time and upon such terms as the Landlord shall determine, and receive the rent therefor. In any case of reletting hereunder, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting including but not limited to real estate commissions, advertising, legal fees and expenses with the Tenant's exposure limited to $50,000. If the consideration collected by the Landlord upon any such reletting is not sufficient to pay monthly the full amount of the rent, additional rent and other charges reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

                  (d) Landlord may pursue any remedy allowed by law.

         Section 17.3. The Tenant hereby expressly waives the service of notice of intention to re-enter provided for in any statute, or to institute legal proceedings to that end, and also waives any and all right or redemption in case the Tenant shall be dispossessed by a judgment or by warrant of any court or judge. The Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out or in connection with this lease, the relationship of Landlord and Tenant thereunder, the Premises or the Tenant's use or occupancy thereof. The terms "enter", "entry" as used in this lease are not restricted to their technical legal meaning. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce or defend, any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred by Landlord.

                                  ARTICLE XVIII
                                  Holding Over

        Section 18.1. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this lease. If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord rent at double the monthly rate specified in section 1 for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute a renewal of this lease for one year. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this lease.

                                   ARTICLE XIX
                       Invalidity of Particular Provisions

        Section 19.1. If any covenant, agreement or condition of this lease or the application thereof to any person, firm or corporation or to any circumstances shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this lease shall be valid and enforceable to the fullest extent permitted by law.

                                   ARTICLE XX
                                     Notices

         Section 20.1. All notices, demands and requests which may or are required to be given by either party to the other shall be in writing and shall be deemed given when personally delivered (including by courier service) to the party in question at the following addresses) or two days after being sent by United States Certified Mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Premises or at such other place as the Tenant may from time to time designate by written notice to the Landlord, or (b) if for the Landlord, addressed to the Landlord, Attention Property Management Center, 3414 Peachtree Road, N.E., Atlanta, Georgia 30326-1162 with a copy, addressed to the Landlord, Attention Property Manager, at Equitable Real Estate, 1225 Seventeenth Street, Suite 2525, Denver, Colorado 80202 or at such other places as the Landlord may from time designate by written notice to the Tenant. Copy of all notices to Landlord shall also be sent to:
Property Manager, at address specified on Page one of this Lease Document.

         Section 20.2 Tenant will deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations upon the premises; and (ii) copies of any documents submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the premises.

                                   ARTICLE XXI
                                 Quiet Enjoyment

         Section 21.1. The Landlord covenants and agrees that the Tenant upon paying the Basic Rent, additional rent and all other charges herein provided for and performing and fulfilling covenants, agreements and conditions of this lease on the Tenant's part to be performed and fulfilled, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this lease without hindrance or molestation by the Landlord or any person or persons claiming under the Landlord, subject, however, to the matters herein set forth.

                                  ARTICLE XXII
                       Limitation of Landlord's Liability

         Section 22.1. The term "Landlord" as used in this lease shall be limited to, mean and include only the owner or owners of the Landlord's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then transferor at the time of such transfer, in which the Tenant has an interest shall be turned over to the transferee and provided further that upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this lease contained to be performed on the part of the Landlord, it being intended hereby that the covenants and agreements contained in this lease on the part of the Landlord to be performed shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective periods of ownership. Anything in this Lease to the contrary notwithstanding, Tenant agrees that it will look solely to the estate and property of Landlord in the Building and underlying land for the collection of any judgment requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to the terms of this Lease, and no other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

                                  ARTICLE XXIII
                         Estoppel Certificate by Tenant

         Section  23.1. At any time and from time to time upon not less than ten
(10) days' prior request by the Landlord, the Tenant agrees to execute, acknowledge and deliver to the Landlord a statement in writing certifying (a) that this lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications, (b) the dates to which the Basic Rent, additional rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any provisions of this lease. It is intended that any such statement may be relied upon by any person proposing to acquire the Landlord's interest in this lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

                                  ARTICLE XXIV
                  Cumulative Remedies-No Waiver-No Oral Change

         Section 24.1. The specified remedies to which the Landlord may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by the Tenant of any covenant, agreement or condition of this lease. The failure of the Landlord to insist in any one or more cases upon the strict performance or observance of any of the covenants, agreements or conditions of this lease or to exercise any option herein contained shall not be construed as a waiver for the future of such covenant, agreement, condition or option. A receipt by the Landlord of rent with knowledge of the breach of any covenant, agreement or condition hereof shall not be deemed a waiver of such breach, and no waiver by the Landlord of any covenant, agreement or condition of this lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. In addition to the other remedies in this lease provided, the Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, agreements or conditions of this lease. No receipt of monies by Landlord from Tenant after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the term hereof, or affect any notice theretofor given to Tenant, or operate as a waiver of the right of the Landlord to enforce the payment of rent or additional rent or other charges then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice to terminate or cancel this lease, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Premises, Landlord may demand, receive and collect any moneys then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order, warrant or judgment and any and all such moneys so collected shall be deemed to be payments on account for the use and occupation of the Premises, or at the election of Landlord, on account of Tenant's liability hereunder. Acceptance of the keys to the Premises or any similar act, by Landlord, or any agent or employee of Landlord during the term hereof, shall not be deemed to be an acceptance of a surrender of the Premises unless Landlord shall consent thereto in writing.

Section 24.2. This lease cannot be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change is sought.

                                   ARTICLE XXV
                                    Brokerage

         Section 25.1. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and/or that no other broker, agent or other person brought about this transaction, other than those persons as specified on Page One of this Lease Document, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination of this lease.

                                  ARTICLE XXVI
                                Security Deposit

         Section 26.1. Tenant has deposited with Landlord the sum as specified on Page One of this Lease Document as security for the full performance of every provision of this lease to be performed by Tenant. If Tenant defaults with respect to any provision of this lease, Landlord may use, apply or retain all or any part of this security deposit for the payment of any basic rent and additional rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a breach of this lease. Landlord shall not, unless otherwise required by law, be required to keep this security deposit separate from its general funds nor pay interest to its Tenant. For full security deposit reimbursement the following conditions must be met:
                    (a)      All walls must be clean and free of holes.

                    (b) overhead door must be free of any broken panels, cracked lumber or dented panels. The overhead door springs, rollers, tracks, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition.

                  (c) Heaters, air conditioning units must be in good working order. Filters must be changed - all thermostats must be in working order. Tenant must supply Landlord with maintenance records.

                  (d) All floors must be clean and free of excessive dust, dirt, grease, oil and stains.

                  (e) Drop grid ceiling must be free of excessive dust from lack of changing filters. (No ceiling tiles should be missing or damaged.)

                  (f) All trash must be removed from both inside and outside of the building.

                  (g) All light bulbs & ballasts must be working.

                  (h) All signs in front of building and on glass entry door and rear door must be removed.

                  (i) Hot water heater must work.

                  (j) All plumbing fixtures, equipment & drains must be clean and in working order.

                  (k) Warehouse floor must be clean and free of grease and stains.

                  (1)      Windows must be clean.

                  (m)      All keys must be returned.

                  (n) All mechanical & electrical systems must be in good working condition. (o) Tenant shall be in compliance with surrender provisions of Section 6.2 of this lease.

                                  ARTICLE XXVII
                            Miscellaneous Provisions

         Section 27.1. Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity and other utilities used or consumed on the Premises. Landlord shall not be liable to Tenant for interference in or interruption of any utility service nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder. In the event utilities are not separately metered to Tenant, then Tenant will reimburse Landlord, upon demand, for the cost to Landlord of utilities used or consumed on the Premises.

         Section 27.2. Tenant shall not place on the outside of the Building any sign, advertisement, illumination or projection, unless the same shall first have been approved in writing by Landlord. In multi-tenant buildings, tenant shall pay for and comply with Landlord's uniform signage requirements.

         Section 27.3. If the Landlord is unable to tender possession of the Premises on the date of the commencement of the term hereof, the Landlord shall not be liable for any damage caused thereby, nor shall this lease be void or voidable by Tenant, but in such event unless the delay results from failure of Tenant to provide plans or otherwise perform in accordance with the requirements of the lease, no rental shall be payable by Tenant prior to actual tender to Tenant of possession of the Premises. In any event, late delivery of the Premises will not extend the term of this lease.

Section 27.4. This lease shall be construed and enforced in accordance with the laws of the state in which Building is situated.

         Section 27.5. The parties hereto agree that the covenants and agreements herein contained shall bind and inure to the benefit of the Landlord, its successors and assigns, and the Tenant, its successors and assigns.

        Section 27.6. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid, unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         Section 27.7. The submission of this lease for examination, approval, and/or negotiation does not constitute an offer or agreement to lease, or a reservation of, or option for the demised premises. This lease shall be effective and binding as a lease of the demised premises only upon execution and delivery hereof, each to the other by both Landlord and Tenant.

         Section 27.8. If any checks written during the lease term fail to clear Tenant's Bank, Landlord may demand all future rent payments to be either in the form of cash, certified check, money order, wire transfer or cash equivalent funds.

         Section 27.9. There will be a $50.00 service charge on all NSF checks and interest will accrue on this amount at the rate of two percent (2%) per month until all monies are paid.

         Section 27.10. "Reasonable wear and tear" is hereby defined as that degree of wear and tear which would normally occur in the general usage of a demised Premises but shall not include any physical damages to the floors, walls, and ceiling of the demised Premises, nor any damage caused through operation of machinery, office equipment or other equipment used in the operation of Tenant's business. Additionally, if Tenant's use, by reason of fumes discharged or liquids used by Tenant, should cause damage to the Leased Premises or other nearby premises, both interior or exterior, said damages shall not be deemed as "reasonable wear and tear", and Tenant shall be liable for the complete restoration of the Premises at Tenant's expense. Said damages shall include, but not be limited to, damaged, rusting or corroded walls, floors, ceilings, doors, windows, plumbing, heating and air conditioning units, metal bar joists, steel decks, or roof vents or stacks.

         Section 27.11. Landlord agrees to provide, for the use of Tenant and Tenant's employees, agents, customers and invitees, sufficient parking space adjacent to or reasonably near the Premises (together with necessary access thereto) to accommodate not more than the number of parking spaces for passenger automobiles as specified on Page One of this Lease Document. Tenant shall have no interest in any parking area so furnished, as tenant or otherwise, but shall have only a license to use the same during the term of this lease, in common with others entitled to the use thereof. All rights herein granted with respect to parking and driveway areas shall at all times be subject to reasonable regulation by Landlord, but Landlord shall have no liability to any person for any interference with, or obstruction of, any such rights.

         Section 27.12. In the event rail side track service is provided to the Premises, Tenant covenants and agrees to pay to the Landlord, as additional rent, its pro rata share of all costs incurred by Landlord under rail agreements for the provisions and maintenance of such rail side track service.

         Section 27.13. The Rules and Regulations attached hereto are hereby made a part of this Lease. Landlord shall have the right from time to time to amend or delete any of such rules and regulations and to adopt and promulgate new or additional rules and regulations applicable to the Building, the land related thereto, and the use and operations thereof. Tenant agrees to comply with and observe the attached and all such other rules and regulations. Tenant's failure to do so shall constitute a default under the terms of this Lease just as if such rules and regulations were contained herein as covenants. Landlord shall not be responsible to

Tenant for enforcement of any such rules and regulations against other parties, including other Lessees of space to the Building. In the event of any inconsistency between the provisions of such rules and regulations and the other provisions of this Lease, the other provisions of this Leases shall control.

IN WITNESS WHEREOF, the Landlord and the Tenant have executed this agreement the day and year first above written.

                          THE EQUITABLE LIFE ASSURANCE
                          SOCIETY OF THE UNITED STATES
                                    Landlord

                                       By
                                      Its


(Corporate Seal)                                     MRS. FIELD'S COOKIES
Attest:                                                       Tenant

     /s/E L Clissold By /s/ Charles B. Borash Secretary Its V. President

                                      RIDER

This Rider is attached hereto and made a part hereof, Lease dated the day of February, 1993, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, hereinafter referred to as "LANDLORD" and FIELD'S ENTERPRISES, hereinafter referred to as "TENANT", witnesseth:


1. Tenant shall have the right to terminate this lease after three (3) full years with six months prior written notice, payment of $24,176.88 and payment of unamortized tenant improvements and commissions.

2. Tenant shall also have the option to extend this lease for three (3) years at the end of the original five year term at then current market rents.

3. Tenant Improvements: Landlord will pay up to $29,484 for tenant finishes. All improvement, refurbishing, installations and items of finish beyond the current "as is" condition of the Premises are referred to as the Tenant Improvements. Tenant will be responsible for completing all tenant finishes in the space after receiving Landlord approval for plans and contractor. When the finishes are completed and all contractor lien waivers are signed, the Landlord will release payment of up to $29,484 for these improvements with proof of contractors invoices.

                          CERTIFIED COPY OF RESOLUTION

     I, , do hereby certify that I am the duly elected and acting Secretary of a Corporation, and the custodian of the corporate books and records; that at a Special Meeting of the Board of Directors of said company, held on , at which all of the Directors were present, the following Resolution was unanimously adopted:

RESOLVED, that the Corporation entered into a lease with for the premises located at and approved the lease submitted, and that the officers of the Corporation be and are hereby authorized and directed to execute and deliver same.


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Corporation Seal of said Corporation this day of , 1991.


         Secretary

                              RULES AND REGULATIONS


1. Landlord will furnish each Tenant with two keys to each door lock in the Leased Premises, and Landlord may make a reasonable charge for any additional keys requested by Tenant. No Tenant shall have any keys made for the Leased Premises; nor shall any Tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. If a lock alteration or installation is made, the new lock must accept the master key for the Building. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys in such Tenant's possession for all locks and bolts in the Building.

2. Tenant shall refer all its contractors, contractor's representatives, and installation technicians, rendering any service on or to the Premises, to the Landlord for Landlord's approval and supervision prior to performance of any work performed in the Building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building or the Premises.


3. No Tenant shall, at any time, occupy any part of the Premises as sleeping or lodging quarters.

4. No birds, fowl, or other animals shall be brought into or kept in or about the Premises.

5. None of the entries, passages, doors, stairways, or vestibule shall be blocked or obstructed, nor shall any rubbish, litter, trash, or materials of any nature be placed, emptied, or thrown into such areas, nor shall such areas be used at any time except for ingress and egress by Tenant, or the Tenant's agents, employees, or business invitees.

6. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to such water closets and water fixtures from misuse shall be the responsibility of the company or person who caused such damage. No person shall waste water by interfering with the faucets or otherwise.

 7. No person shall disturb the occupants of the Building by the use of any musical instrument, the making of unseemly noises, or any unreasonable use.

                               RULES & REGULATIONS
                                   (Continued)



8. Tenant shall provide its own dumpster for trash storage and removal, and agrees not to leave or store any materials, litter, or trash on the Common Areas including parking areas. Landlord reserves the right to approve the type of dumpster utilized by the Tenant.

9. The use of parking areas shall be subject to such reasonable rules and regulations as the Landlord may promulgate uniformly for all Tenants. Tenant agrees that it shall not use or permit the use by its employees of the parking and loading dock areas for the overnight storage of automobiles or other vehicles which would interfere with maintenance, snow removal, traffic flow, emergency vehicles, or other intended uses of the Project. Landlord shall have the right to tow any vehicle belonging to Tenant, its agents, employees, or invitees which is improperly parked and which the Tenant fails to remove after written notice by the Landlord.

10. No sign, advertisement, or other lettering shall be painted, affixed, or exposed on the windows, doors, or any part of the outside of the Building or the Premises other than as specifically permitted in writing by the Landlord.

11. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Premises, regardless of whether such loss occurs when an area is locked against entry or not.

12. Tenant shall be responsible for any damage to paving caused by the parking or loading of trailers or trucks.

13. No drapes, curtains, blinds, or other window covering shall be installed by the Tenant without the prior written approval of the Landlord.

It is the Landlord's desire to maintain in the Building the highest standard of dignity and good taste, consistent with comfort and convenience for the Tenants. Any action or condition not meeting with this standard should be reported directly to the Landlord. Landlord's and Tenant's cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care, and cleanliness of the Premises, and for the preservation of good order therein.



                                   Page 2 of 2